SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):

                                 April 13, 1999


                            MICRON ELECTRONICS, INC.
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           (Exact name of registrant as Specified in Its Charter)

                                    Minnesota
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          (State or other jurisdiction of incorporation)

                        0-17932 41-1404301
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      (Commission File No)              (IRS Employer Identification Number)



                               900 E. Karcher Road
                               Nampa, Idaho 83687
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                   (Address of principal executive offices)


                          (208) 898-3434
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             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

    See the following press release, dated April 13, 1999, announcing the appointment of Robert Lee as a new member of the Company's Board of Directors:

 Micron Electronics Appoints Former Pacific Bell Executive Robert
                                      Lee
                              To Board Of Directors

     Nampa, Idaho, April 13, 1999--Micron Electronics, Inc. (NASDAQ: MUEI), a leading direct vendor of personal computer systems, today announced that Robert Lee, former corporate executive vice president of Pacific Bell and former president of Pacific Bell's Business Communication Services, has been elected a member of Micron's Board of Directors.

     Lee is a long-term veteran of the telecommunications industry enjoying a career spanning over twenty-five years in executive positions within the industry. He concurrently held the positions of president, business communications services and executive vice president for Pacific Bell when he retired in May of 1998 after twenty-six years of service. During his tenure at Pacific Bell, Lee pioneered new telecommunications markets and developed new products and services for these markets. As Pacific Bell's president of business communications services, Lee formed two new subsidiaries: Pacific Bell Internet and Pacific Bell Network.

     "The launch of MConnect with 3Com, EarthLink, and Yahoo is part of an expanded presence around Internet tools and services for our customers. Bob's experience in these areas will be critical as we work to expand these services for our customers," said Chairman and Chief Executive Officer Joel Kocher. "We welcome Bob to our Board of Directors and look forward to his contribution to the Company."

     Lee is a member of the Board of Directors of Telmax Communications, Inc., a supplier of high speed data equipment to the telecommunications industry, and Aunet, an Internet service provider with a primary focus on service within Asia and between Asia and the United States. Lee is also a member of the Board of Directors of Amplify.net, a developer of bandwidth management products for Internet protocol networks.

     Lee received a Bachelor of Science in Electrical Engineering from the University of Southern California. He earned a MBA in 1972 from the University of California, Berkeley, and joined Pacific Bell that year as a member of the company's accelerated management program.

     Micron Electronics, Inc. (NASDAQ: MUEI), a recognized industry leader and direct vendor known for its award-winning products and services, develops, manufactures and markets high-performance, competitively priced computing solutions to consumers, small businesses, commercial and public sector buyers. Its superior customer service and toll-free technical support is available to customers 24 hours a day, seven days a week. Micron offers value and convenience through direct sales via the Internet (www.micronpc.com), by phone 800-249-1179 or by fax 208-893-7240.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MICRON ELECTRONICS, INC.




Date: April 13, 1999          By  /s/ James R. Stewart
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                                James R. Stewart
                                Senior Vice President and Chief
                                Financial Officer